Exhibit 99.1

READY CAPITAL CORPORATION REPORTS THIRD QUARTER 2024 RESULTS
- GAAP LOSS PER COMMON SHARE FROM CONTINUING OPERATIONS OF $(0.07) -
- DISTRIBUTABLE EARNINGS PER COMMON SHARE OF $(0.28) -
- DISTRIBUTABLE EARNINGS PER COMMON SHARE BEFORE REALIZED LOSSES OF $0.25 -
- DISTRIBUTABLE RETURN ON AVERAGE STOCKHOLDERS’ EQUITY BEFORE REALIZED LOSSES OF 8.4% -
New York, New York, November 7, 2024 / Globe Newswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services lower-to-middle-market (“LMM”) investor and owner-occupied commercial real estate loans, today reported financial results for the quarter ended September 30, 2024.
“Our third quarter performance demonstrates our diligent efforts to reposition underperforming loans into market yielding investments,” said Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “With record growth in our Small Business Lending business and an improving economic environment, we continue to make significant progress toward our long-term targets that are marked by higher levels of sustained returns.”
Third Quarter Highlights
•Lower-to-Middle Market originations of $246 million
•Record Small Business Lending loan originations of $440 million, including $355 million of Small Business Administration 7(a) loans
•Net book value of $12.59 per share of common stock as of September 30, 2024
•Declared and paid dividend of $0.25 per share
•Strengthened the Small Business Lending platform with the acquisition of Funding Circle USA, Inc.

Use of Non-GAAP Financial Information
In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”) not retained by us as part of our loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSR”) from discontinued operations, unrealized changes in our current expected credit loss reserve, unrealized gains or losses on de-designated cash flow hedges, unrealized gains or losses on foreign exchange hedges, unrealized gains or losses on certain unconsolidated joint ventures, non-cash compensation expense related to our stock-based incentive plan, and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses.
The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because distributable earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of distributable earnings may not be comparable to other similarly-titled measures of other companies.
In calculating distributable earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating distributable earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating distributable earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating distributable earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing. In calculating distributable earnings, the Company does not exclude realized gains or losses on commercial MSRs, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.
To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.
The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended September 30, 2024
Net Loss	$(7,279)
Reconciling items:
Unrealized loss on joint ventures	2,173
Increase in CECL reserve	52,442
Decrease in valuation allowance	(71,060)
Non-recurring REO impairment	525
Non-cash compensation	1,916
Merger transaction costs and other non-recurring expenses	4,070
Bargain purchase gain	(32,165)
Realized losses on sale of investments	109,675
Total reconciling items	$67,576
Income tax adjustments	(13,739)
Distributable earnings before realized losses	$46,558
Realized losses on sale of investments, net of tax	(89,072)
Distributable earnings	$(42,514)
Less: Distributable earnings attributable to non-controlling interests	1,766
Less: Income attributable to participating shares	2,241
Distributable earnings attributable to common stockholders	$(46,521)
Distributable earnings before realized losses on investments, net of tax per common share - basic and diluted	$0.25
Distributable earnings per common share - basic and diluted	$(0.28)
U.S. GAAP return on equity is based on U.S. GAAP net income, while distributable return on equity is based on distributable earnings, which adjusts U.S. GAAP net income for the items in the distributable earnings reconciliation above.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Friday, November 8, 2024 at 8:30am ET to provide a general business update and discuss the financial results for the quarter ended September 30, 2024.
The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:
Dial in at least five minutes prior to start time.
Domestic: 1-877-407-0792
International: 1-201-689-8263
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Replay Pin #: 13748606
The playback can be accessed through November 22, 2024.

Safe Harbor Statement
This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation
Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services lower-to-middle-market investor and owner occupied commercial real estate loans. The Company specializes in loans backed by commercial real estate, including agency multifamily, investor, construction, and bridge as well as U.S. Small Business Administration loans under its Section 7(a) program. Headquartered in New York, New York, the Company employs approximately 350 professionals nationwide.

Contact
Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com
Additional information can be found on the Company’s website at www.readycapital.com.

READY CAPITAL CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2024	December 31, 2023
Assets
Cash and cash equivalents	$181,315	$138,532
Restricted cash	31,331	30,063
Loans, net (including $4,851 and $9,348 held at fair value)	3,555,928	4,020,160
Loans, held for sale (including $101,364 and $81,599 held at fair value and net of valuation allowance of $156,107 and $0)	320,082	81,599
Mortgage-backed securities	30,780	27,436
Investment in unconsolidated joint ventures (including $6,777 and $7,360 held at fair value)	146,397	133,321
Derivative instruments	11,032	2,404
Servicing rights	127,989	102,837
Real estate owned, held for sale	166,697	252,949
Other assets	412,238	300,175
Assets of consolidated VIEs	5,794,720	6,897,145
Assets held for sale	474,535	454,596
Total Assets	$11,253,044	$12,441,217
Liabilities
Secured borrowings	2,184,280	2,102,075
Securitized debt obligations of consolidated VIEs, net	3,960,185	5,068,453
Senior secured notes, net	437,689	345,127
Corporate debt, net	768,470	764,908
Guaranteed loan financing	742,631	844,540
Contingent consideration	2,007	7,628
Derivative instruments	2,085	212
Dividends payable	44,602	54,289
Loan participations sold	99,737	62,944
Due to third parties	1,239	3,641
Accounts payable and other accrued liabilities	279,014	207,481
Liabilities held for sale	392,697	333,157
Total Liabilities	$8,914,636	$9,794,455
Preferred stock Series C, liquidation preference $25.00 per share	8,361	8,361

Commitments & contingencies

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share	111,378	111,378
Common stock, $0.0001 par value, 500,000,000 shares authorized, 168,530,704 and 172,276,105 shares issued and outstanding, respectively	17	17
Additional paid-in capital	2,292,229	2,321,989
Retained earnings (deficit)	(146,003)	124,413
Accumulated other comprehensive loss	(24,232)	(17,860)
Total Ready Capital Corporation equity	2,233,389	2,539,937
Non-controlling interests	96,658	98,464
Total Stockholders’ Equity	$2,330,047	$2,638,401
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$11,253,044	$12,441,217

READY CAPITAL CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2024	2023	2024	2023
Interest income	$226,537	$248,711	$693,010	$695,683
Interest expense	(175,572)	(189,788)	(542,544)	(518,877)
Net interest income before recovery of (provision for) loan losses	$50,965	$58,923	$150,466	$176,806
Recovery of (provision for) loan losses	(53,166)	12,151	(7,751)	(542)
Net interest income after recovery of (provision for) loan losses	$(2,201)	$71,074	$142,715	$176,264
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(69,184)	14,402	(43,066)	49,855
Net unrealized gain (loss) on financial instruments	(1,241)	15,121	2,034	8,075
Valuation allowance, loans held for sale	71,060	—	(156,107)	—
Servicing income, net of amortization and impairment of $5,841 and $14,216 for the three and nine months ended September 30, 2024, and $324 and $4,495 for the three and nine months ended September 30, 2023, respectively	5,415	6,867	12,444	16,548
Gain (loss) on bargain purchase	32,165	(14,862)	13,859	215,032
Income on unconsolidated joint ventures	3,214	56	4,821	745
Other income	14,823	19,176	37,246	58,200
Total non-interest income (expense)	$56,252	$40,760	$(128,769)	$348,455
Non-interest expense
Employee compensation and benefits	(22,989)	(19,979)	(59,202)	(62,120)
Allocated employee compensation and benefits from related party	(2,537)	(3,001)	(8,037)	(7,827)
Professional fees	(6,232)	(7,666)	(19,330)	(18,742)
Management fees – related party	(6,498)	(7,229)	(19,344)	(18,070)
Incentive fees – related party	—	—	—	(1,791)
Loan servicing expense	(10,101)	(12,541)	(33,907)	(31,590)
Transaction related expenses	(2,998)	(2,329)	(5,240)	(17,188)
Other operating expenses	(18,573)	(12,760)	(70,562)	(34,926)
Total non-interest expense	$(69,928)	$(65,505)	$(215,622)	$(192,254)
Income (loss) from continuing operations before benefit (provision) for income taxes	(15,877)	46,329	(201,676)	332,465
Income tax benefit (provision)	8,404	(2,808)	87,194	(5,903)
Net income (loss) from continuing operations	$(7,473)	$43,521	$(114,482)	$326,562
Discontinued operations
Income (loss) from discontinued operations before benefit (provision) for income taxes	258	4,877	(1,554)	14,624
Income tax benefit (provision)	(64)	(1,219)	389	(3,656)
Net income (loss) from discontinued operations	$194	$3,658	$(1,165)	$10,968
Net income (loss)	$(7,279)	$47,179	$(115,647)	$337,530
Less: Dividends on preferred stock	1,999	1,999	5,997	5,998
Less: Net income attributable to non-controlling interest	2,031	1,517	3,968	7,842
Net income (loss) attributable to Ready Capital Corporation	$(11,309)	$43,663	$(125,612)	$323,690

Earnings per common share from continuing operations - basic	$(0.07)	$0.23	$(0.74)	$2.25
Earnings per common share from discontinued operations - basic	$0.00	$0.02	$(0.01)	$0.08
Total earnings per common share - basic	$(0.07)	$0.25	$(0.75)	$2.33

Earnings per common share from continuing operations - diluted	$(0.07)	$0.23	$(0.74)	$2.22
Earnings per common share from discontinued operations - diluted	$0.00	$0.02	$(0.01)	$0.08
Total earnings per common share - diluted	$(0.07)	$0.25	$(0.75)	$2.30

Weighted-average shares outstanding
Basic	168,335,483	171,973,933	169,669,145	138,323,878
Diluted	169,509,208	174,440,869	170,815,080	140,628,545

Dividends declared per share of common stock	$0.25	$0.36	$0.85	$1.16

READY CAPITAL CORPORATION
UNAUDITED SEGMENT REPORTING

	Three Months Ended September 30, 2024
(in thousands)	LMM Commercial Real Estate	Small Business Lending	Corporate-Other	Consolidated
Interest income	$193,252	$33,285	$—	$226,537
Interest expense	(150,489)	(25,083)	—	(175,572)
Net interest income before provision for loan losses	$42,763	$8,202	$—	$50,965
Provision for loan losses	(49,240)	(3,926)	—	(53,166)
Net interest income after provision for loan losses	$(6,477)	$4,276	$—	$(2,201)
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(95,206)	26,022	—	(69,184)
Net unrealized gain (loss) on financial instruments	(2,447)	1,206	—	(1,241)
Valuation allowance, loans held for sale	71,060	—	—	71,060
Servicing income, net	1,445	3,970	—	5,415
Gain on bargain purchase	—	—	32,165	32,165
Income on unconsolidated joint ventures	3,204	10	—	3,214
Other income	2,803	10,792	1,228	14,823
Total non-interest income (loss)	$(19,141)	$42,000	$33,393	$56,252
Non-interest expense
Employee compensation and benefits	(6,462)	(13,852)	(2,675)	(22,989)
Allocated employee compensation and benefits from related party	(254)	—	(2,283)	(2,537)
Professional fees	(809)	(3,326)	(2,097)	(6,232)
Management fees – related party	—	—	(6,498)	(6,498)
Loan servicing expense	(9,632)	(469)	—	(10,101)
Transaction related expenses	—	—	(2,998)	(2,998)
Other operating expenses	(3,919)	(12,697)	(1,957)	(18,573)
Total non-interest expense	$(21,076)	$(30,344)	$(18,508)	$(69,928)
Income (loss) before provision for income taxes	$(46,694)	$15,932	$14,885	$(15,877)
Total assets	$8,950,073	$1,486,085	$342,351	$10,778,509

READY CAPITAL CORPORATION
UNAUDITED SEGMENT REPORTING

	Nine Months Ended September 30, 2024
(in thousands)	LMM Commercial Real Estate	Small Business Lending	Corporate-Other	Consolidated
Interest income	$596,062	$96,948	$—	$693,010
Interest expense	(467,718)	(74,826)	—	(542,544)
Net interest income before provision for loan losses	$128,344	$22,122	$—	$150,466
Provision for loan losses	(4,071)	(3,680)	—	(7,751)
Net interest income after provision for loan losses	$124,273	$18,442	$—	$142,715
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(99,540)	56,474	—	(43,066)
Net unrealized gain (loss) on financial instruments	(958)	2,992	—	2,034
Valuation allowance, loans held for sale	(156,107)	—	—	(156,107)
Servicing income, net	3,998	8,446	—	12,444
Gain on bargain purchase	—	—	13,859	13,859
Income on unconsolidated joint ventures	4,811	10	—	4,821
Other income	20,326	14,267	2,653	37,246
Total non-interest income (loss)	$(227,470)	$82,189	$16,512	$(128,769)
Non-interest expense
Employee compensation and benefits	(21,080)	(31,472)	(6,650)	(59,202)
Allocated employee compensation and benefits from related party	(804)	—	(7,233)	(8,037)
Professional fees	(3,324)	(9,471)	(6,535)	(19,330)
Management fees – related party	—	—	(19,344)	(19,344)
Loan servicing expense	(33,075)	(832)	—	(33,907)
Transaction related expenses	—	—	(5,240)	(5,240)
Other operating expenses	(37,507)	(23,968)	(9,087)	(70,562)
Total non-interest expense	$(95,790)	$(65,743)	$(54,089)	$(215,622)
Income (loss) before provision for income taxes	$(198,987)	$34,888	$(37,577)	$(201,676)
Total assets	$8,950,073	$1,486,085	$342,351	$10,778,509